Exhibit 4.6.2



                                                                CONFORMED COPY


                              Dated 23 May, 2007








                           GRANITE MASTER ISSUER PLC
                               as Master Issuer



                                    - and -




                             THE BANK OF NEW YORK
                                as Note Trustee






        -------------------------------------------------------------

                     TENTH SUPPLEMENTAL ISSUER TRUST DEED

        -------------------------------------------------------------









                                SIDLEY AUSTIN
                                -------------
                                SIDLEY      |





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                                   CONTENTS

1. Definitions and Interpretations..........................................3

2. Closing Date.............................................................4

3. Amount, Form and Status..................................................4

4. Covenant to Repay........................................................5

5. Counterparts.............................................................7

6. Amendments to Principal Issuer Trust Deed................................7

SCHEDULE 1 FORM OF US GLOBAL NOTE CERTIFICATE FOR THE SERIES
           2007-2 NOTES.....................................................7

SCHEDULE 2 FORM OF REG S GLOBAL NOTE CERTIFICATE FOR THE
           SERIES 2007-2 NOTES.............................................14

SCHEDULE 3 TERMS AND CONDITIONS OF THE SERIES 2007-2 NOTES.................23


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THIS TENTH SUPPLEMENTAL ISSUER TRUST DEED is made on 23 May, 2007

BETWEEN:

(1) GRANITE MASTER ISSUER plc, (registered number 5250668) a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX, as Master Issuer or Issuing Entity; and

(2) THE BANK OF NEW YORK, a New York banking corporation acting through its London branch at 40th Floor, One Canada Square, Canary Wharf, London E14 5AL in its capacity as Note Trustee.

WHEREAS:

(A) The Tenth Supplemental Issuer Trust Deed is supplemental to the Issuer Trust Deed dated 19 January, 2005 (the "Principal Issuer Trust Deed"), the first supplemental Issuer Trust Deed dated 26 January, 2005 (the "First Supplemental Issuer Trust Deed"), the second supplemental Issuer Trust Deed dated 25 May, 2005 (the "Second Supplemental Issuer Trust Deed"), the third supplemental Issuer Trust Deed dated 31 August, 2005 (the "Third Supplemental Issuer Trust Deed"), the fourth supplemental Issuer Trust Deed dated 21 September, 2005 (the "Fourth Supplemental Issuer Trust Deed"), the fifth supplemental Issuer Trust Deed dated 25 January, 2006 (the "Fifth Supplemental Issuer Trust Deed"), the sixth supplemental Issuer Trust Deed dated 24 May, 2006 (the "Sixth Supplemental Issuer Trust Deed"), the seventh supplemental Issuer Trust Deed dated 19 September, 2006 (the "Seventh Supplemental Issuer Trust Deed"), the eighth supplemental Issuer Trust Deed dated 29 November, 2006 (the "Eighth Supplemental Issuer Trust Deed") and the ninth supplemental Issuer Trust Deed dated 24 January, 2007 (the "Ninth Supplemental Issuer Trust Deed") all between the Master Issuer and the Note Trustee.

(B) The Principal Issuer Trust Deed was made between the parties hereto for the purposes of constituting the Issuer Notes to be issued by the Master Issuer, from time to time, up to a maximum nominal amount of
      (GBP)50,000,000,000 (subject to adjustment in accordance with the terms of the Programme Agreement).

(C) The First Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed and constitute the Series 2005-1 Notes.

(D) The Second Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed and the First Supplemental Issuer Trust Deed and constitute the Series 2005-2 Notes.

(E) The Third Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed and the Second Supplemental Issuer Trust Deed and constitute the Series 2005-3 Notes.


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(F)   The Fourth Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed and the Third Supplemental Issuer Trust Deed and constitute the Series 2005-4 Notes.

(G) The Fifth Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed and the Fourth Supplemental Issuer Trust Deed and constitute the Series 2006-1 Notes.

(H) The Sixth Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed, the Fourth Supplemental Issuer Trust Deed and the Fifth Supplemental Issuer Trust Deed and constitute the Series 2006-2 Notes.

(I) The Seventh Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed, the Fourth Supplemental Issuer Trust Deed, the Fifth Supplemental Issuer Trust Deed and the Sixth Supplemental Issuer Trust Deed and constitute the Series 2006-3 Notes.

(J) The Eighth Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed, the Fourth Supplemental Issuer Trust Deed, the Fifth Supplemental Issuer Trust Deed, the Sixth Supplemental Issuer Trust Deed and the Seventh Supplemental Issuer Trust Deed and constitute the Series 2006-4 Notes.

(K) The Ninth Supplemental Issuer Trust Deed was made between the parties hereto in order to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed, the Fourth Supplemental Issuer Trust Deed, the Fifth Supplemental Issuer Trust Deed, the Sixth Supplemental Issuer Trust Deed, the Seventh Supplemental Issuer Trust Deed and the Eighth Supplemental Issuer Trust Deed and constitute the Series 2007-1 Notes.

(L) The Master Issuer has, pursuant to a resolution of its board of directors passed on 17 May, 2007, duly authorised the issue by the Master Issuer of the Series 2007-2 Notes.

(M) The parties hereto wish to supplement their obligations under the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed, the Fourth Supplemental Issuer Trust Deed, the Fifth Supplemental Issuer Trust Deed, the Sixth Supplemental Issuer Trust Deed, the Seventh Supplemental Issuer Trust Deed, the Eighth Supplemental Issuer Trust Deed and the Ninth Supplemental Issuer Trust Deed as of the date hereof in order to constitute the Series 2007-2 Notes on the terms set out in this Tenth Supplemental Issuer Trust Deed.

NOW THIS TENTH SUPPLEMENTAL ISSUER TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED as follows:

1.    Definitions and Interpretations

1.1   The provisions of:

      (a) the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January, 2005; and

      (b) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January, 2005,

      (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Tenth Supplemental Issuer Trust Deed. This Tenth Supplemental Issuer Trust Deed shall prevail to the extent that it conflicts with the Programme Master Definitions Schedule and/or the Issuer Master Definitions Schedule. The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Programme Master Definitions Schedule.

      1.2   In this Tenth Supplemental Issuer Trust Deed:

      "Series 2007-2 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 18 May, 2007;

      "Series 2007-1 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 22 January, 2007;

      "Series 2006-4 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 24 November, 2006;

      "Series 2006-3 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 15 September, 2006;

      "Series 2006-2 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 18 May, 2006;

      "Series 2006-1 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 20 January, 2006;

      "Series 2005-4 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 15 September, 2005;

      "Series 2005-3 Notes" means the Issuer Notes, the specific details of which are contained in the Final Terms signed by the Master Issuer and dated 26 August, 2005;

      "Series 2005-2 Notes" means the Issuer Notes, the specific details of which are contained in the Pricing Supplement signed by the Master Issuer and dated 23 May, 2005; and

      "Series 2005-1 Notes" means the Issuer Notes, the specific details of which are contained in the Pricing Supplement signed by the Master Issuer and dated 21 January, 2005.

2.    Closing Date

2.1 The parties hereto agree that the terms and conditions of this Tenth Supplemental Issuer Trust Deed shall automatically take effect on 23 May, 2007, and from such date the provisions of the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed, the Fourth Supplemental Issuer Trust Deed, the Fifth Supplemental Issuer Trust Deed, the Sixth Supplemental Issuer Trust Deed, the Seventh Supplemental Issuer Trust Deed, the Eighth Supplemental Issuer Trust Deed and the Ninth Supplemental Issuer Trust Deed shall henceforth be read and construed as one document.

2.2 A memorandum of this Tenth Supplemental Issuer Trust Deed will be endorsed by the Note Trustee on the executed copy of the Principal Issuer Trust Deed held by the Note Trustee and by the Master Issuer on its duplicate copy of the Principal Issuer Trust Deed, in accordance with the provisions of Clause 2.1 of the Principal Issuer Trust Deed.

3.    Amount, Form and Status

3.1 The Series 2007-2 Notes are constituted by and in accordance with the Principal Issuer Trust Deed, the First Supplemental Issuer Trust Deed, the Second Supplemental Issuer Trust Deed, the Third Supplemental Issuer Trust Deed, the Fourth Supplemental Issuer Trust Deed, the Fifth Supplemental Issuer Trust Deed, the Sixth Supplemental Issuer Trust Deed, the Seventh Supplemental Issuer Trust Deed, the Eighth Supplemental Issuer Trust Deed, the Ninth Supplemental Issuer Trust Deed and this Tenth Supplemental Issuer Trust Deed in the following aggregate principal amounts:

      (a)   Series 2007-2 Class 1A1 Notes - $1,060,000,000;

      (b)   Series 2007-2 Class 1A2 Notes - (euro)325,000,000;

      (c)   Series 2007-2 Class 1A3 Notes - (GBP)150,000,000;

      (d)   Series 2007-2 Class 2A1 Notes - $1,025,000,000;

      (e)   Series 2007-2 Class 2A2 Notes - CAN$500,000,000;

      (f)   Series 2007-2 Class 3A1 Notes - $1,100,000,000;

      (g)   Series 2007-2 Class 3A2 Notes - (euro)1,000,000,000;

      (h)   Series 2007-2 Class 4A1 Notes - $1,000,000,000;


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


      (i)   Series 2007-2 Class 4A2 Notes - (GBP)650,000,000;

      (j)   Series 2007-2 Class 1B1 Notes - $66,500,000;

      (k)   Series 2007-2 Class 2B1 Notes - $53,500,000;

      (l)   Series 2007-2 Class 3B1 Notes - $35,000,000;

      (m)   Series 2007-2 Class 3B2 Notes - (euro)100,000,000;

      (n)   Series 2007-2 Class 3B3 Notes - (GBP)53,000,000;

      (o)   Series 2007-2 Class 1M1 Notes - $64,000,000;

      (p)   Series 2007-2 Class 2M1 Notes - $52,000,000;

      (q)   Series 2007-2 Class 3M2 Notes - (euro)162,000,000;

      (r)   Series 2007-2 Class 3M3 Notes - (GBP)20,000,000;

      (s)   Series 2007-2 Class 2C1 Notes - $50,000,000;

      (t)   Series 2007-2 Class 2C2 Notes - (euro)52,000,000;

      (u)   Series 2007-2 Class 3C2 Notes - (euro)84,500,000;

      (v)   Series 2007-2 Class 3C3 Notes - (GBP)60,000,000;

      Each Series and Class of the Series 2007-2 Notes shall be in registered form.

3.2 The Series 2007-2 Notes shall be secured by the security constituted by the Issuer Deed of Charge.

3.3 Each Series and Class of the Series 2007-2 Notes that are US Notes shall be represented by a US Global Note Certificate. Each Series and Class of the Series 2007-2 Notes that are Reg S Notes shall be represented by a Reg S Global Note Certificate. Each Global Note Certificate shall be exchangeable in accordance with its provisions for Individual Note Certificates.

4.    Covenant to Repay

4.1 The Master Issuer covenants with the Note Trustee that it will, in accordance with these presents, on the due date for the final maturity of each Series and Class of the Series 2007-2 Notes, or on such earlier date as the same or any part thereof may become due and repayable thereunder, in accordance with the Issuer Conditions, pay or procure to be paid unconditionally to or to the order of the Note Trustee in the Specified Currency, in immediately available funds or same day funds, as applicable, the principal amount of such Series and Class of the Series 2007-2 Notes, repayable on that date. The Master Issuer shall in the meantime and until all such payments (both before and after any judgment or other order of a court of competent jurisdiction) are duly made (subject to the provisions of the Issuer Conditions), pay or procure to be paid unconditionally to or to the order of the Note Trustee as aforesaid, interest (which shall accrue from day to day) on the Principal Amount Outstanding of such Series and Class of the Series 2007-2 Notes, at rates and/or in amounts set out in or (as the case may be) calculated from time to time in accordance with, or specified in, and on the dates provided for in the Issuer Conditions (subject to Clause 2.6 (Interest following Default) of the Principal Issuer Trust Deed), provided that;

      (a) every payment of principal or interest in respect of any Series and Class of the Series 2007-2 Notes, made to or to the account of the Principal Paying Agent in the manner provided in the Issuer Paying Agent and Agent Bank Agreement, shall satisfy the obligations of the Master Issuer under this Clause 4.1 (Covenant to Repay), in respect of such Issuer Notes except to the extent that there is default in the subsequent payment thereof to the Noteholders in accordance with the Issuer Conditions;

      (b) if any payment of principal in respect of any Series and Class of the Series 2007-2 Notes is made after the due date, interest shall continue to accrue on the principal amount of such Issuer Notes (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid up to and including the date which the Note Trustee determines to be the date on and after which payment is to be made in respect thereof as stated in a notice given to the holders of such Issuer Notes (such date to be not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Note Trustee or the Principal Paying Agent);

      (c) in any case where payment of the whole or any part of the principal amount of any Series 2007-2 Note is improperly withheld or refused upon due presentation thereof (if so provided in the Issuer Paying Agent and Agent Bank Agreement), interest shall accrue on the whole, or such part of such principal amount of such Issuer Note which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction), at the rates aforesaid, from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of the relevant Issuer Note, such principal amount due (including interest as aforesaid) is paid to the Noteholders or (if earlier) the seventh day after notice is given to the Noteholders in accordance with the Issuer Conditions that the full amount (including interest as aforesaid) payable in respect of the principal amount is available for payment, provided that, upon further due presentation thereof (if so provided in the Issuer Paying Agent and Agent Bank Agreement), such payment is in fact made; and

      (d)   notwithstanding any other provision of these presents, pursuant to
            Section 316(b) of the Trust Indenture Act, the right of any Noteholder to receive payment of principal and interest on any Series and Class of the Series 2007-2 Notes, on or after the respective due dates expressed for such Issuer Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder.

5.    Counterparts

      The provisions of Clause 20.1 (Counterparts) of the Principal Issuer Trust Deed shall apply to this Tenth Supplemental Issuer Trust Deed mutatis mutandis as if set out in full herein.

6.    Amendments to Principal Issuer Trust Deed

6.1 In respect of each Series and Class of the Series 2007-2 Notes that are US Notes, the form of Global Note Certificate set out in Schedule 1 to the Principal Trust Deed shall be replaced with the form of US Global Note Certificate set out in Schedule 1 hereto.

6.2 In respect of each Series and Class of the Series 2007-2 Notes that are Reg S Notes, the form of Global Note Certificate set out in Schedule 1 to the Principal Trust Deed shall be replaced with the form of Reg S Global Note Certificate set out in Schedule 2 hereto.

6.3 In respect of the Series 2007-2 Notes, the Terms and Conditions set out in Schedule 3 to the Principal Issuer Trust Deed shall be replaced with the Terms and Conditions set out in Schedule 3 hereto.

6.4 The appointment of CDS Clearing and Depository Services Inc. as the Clearing System in respect of the Series 2007-2 Class 2A2 Notes and as an Alternative Clearing System, is hereby approved by the Note Trustee.

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                                EXECUTION PAGE

IN WITNESS WHEREOF this Tenth Supplemental Issuer Trust Deed has been executed as a deed and delivered by the parties hereto on the day and year first above written.


as Master Issuer
EXECUTED AND DELIVERED AS A DEED                )
by                                              )
GRANITE MASTER ISSUER PLC                       )
acting by two directors                         )

/s/ Ian Bowden
for and on behalf of
LDC Securitisation Director No. 1 Limited
Director

Name: Ian Bowden


/s/ S Tyson
for and on behalf of
LDC Securitisation Director No. 2 Limited
Director

Name: Sharon Tyson


as Note Trustee
EXECUTED AND DELIVERED AS A DEED                )
by                                              )
THE BANK OF NEW YORK                            )
by its duly authorised signatory                )

/s/ H Kim


Name: Helen Kim
      Vice President
      The Bank of New York

in the presence of:
                             Signature     /s/ I Bass
                                           Witness
                             Full name     IVAN BASS
                             Occupation    TRUST ASSOCIATE
                             Address       The Bank of New York
                                           One Canada Square
                                           London E14 5AL

                                  SCHEDULE 1
        FORM OF US GLOBAL NOTE CERTIFICATE FOR THE SERIES 2007-2 NOTES

                           GRANITE MASTER ISSUER PLC
              (Incorporated with limited liability in England and
                    Wales with registered number 5250668)

SERIES 2007-2 CLASS [1A1] [2A1] [3A1] [4A1] [1B1] [2B1] [3B1] [1M1] [2M1] [2C1]
                            GLOBAL NOTE CERTIFICATE

                                 representing
                  US$[Initial Principal Amount] Series 2007-2
  Class [1A1] [2A1] [3A1] [4A1] [1B1] [2B1] [3B1] [1M1] [2M1] [2C1] Notes due
                                [2032]/[2054]


1.    Introduction

      This Global Note Certificate is issued in respect of the US$[Initial Principal Amount] Series 2007-2 Class [1A1] [2A1] [3A1] [4A1] [1B1] [2B1] [3B1] [1M1] [2M1] [2C1] Notes due [2032]/[2054] (the "Notes") of
      Granite Master Issuer plc (the "Master Issuer") limited to the aggregate principal amount of

                [Initial Principal Amount - words and figures]

      The Notes are constituted by the Tenth Supplemental Issuer Trust Deed dated 23 May, 2007, are subject to, and have the benefit of, a trust deed dated 19 January, 2005 (as amended or supplemented from time to time, the "Issuer Trust Deed") between the Master Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated 19 January, 2005 (as amended or supplemented from time to time, the "Issuer Paying Agent and Agent Bank Agreement") between the Master Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Issuer Conditions (or to any particular numbered Condition) shall be to the Issuer Conditions (or that particular one of them) set out in Schedule 3 to the Issuer Trust Deed as supplemented and modified by the Final Terms applicable to the Notes (the "Final Terms"), attached hereto. In the event of any conflict between the Issuer Conditions and the information in the Final Terms, the Final Terms will prevail.

3.    Registered Holder

      This is to certify that:

                                  CEDE & CO.


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


      is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of

                [Initial Principal Amount - words and figures]

      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Global Note Certificate and the Issuer Conditions, the Master Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [Initial Principal Amount] on the Final Maturity Date (or on such earlier date as such principal amount may become repayable in accordance with the Issuer Conditions or the Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the custodian for DTC of this Global Note Certificate) in arrear on each Note Payment Date at the rates determined in accordance with the Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Issuer Conditions and the provisions of the Issuer Trust Deed.

5.    Exchange for Individual Note Certificates

      This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("Individual Note Certificates") in substantially the form (subject to completion) set out in Schedule 2 to the Issuer Trust Deed only if (i) The Depository Trust Company ("DTC") has notified the Master Issuer that it is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a successor to DTC registered as a clearing agency under the Exchange Act is not appointed by the Master Issuer within 90 days of such notification or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date (as defined in the Final Terms), the Master Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.    Delivery of Individual Note Certificates

      Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder and/or DTC, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global

      Note Certificate at the Specified Office (as defined in the Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.    Conditions apply

      Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.    Tax Treatment

      The Master Issuer will treat the Notes as indebtedness for U.S. federal income tax purposes. Each Holder of a Note, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

10.   Determination of Entitlement

      This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

11.   Authentication

      This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

12.   Note Trustee's Powers

      In considering the interests of Noteholders in circumstances where this Global Note Certificate is held on behalf of DTC, Euroclear and/or Clearstream, Luxembourg, the Note Trustee may, to the extent it considers it appropriate to do so in the circumstances, (i) have regard to such information as may have been made available to it by or on behalf of the relevant clearing system or its operator as to the identity of its accountholders (either individually or by way of category) with entitlements in respect of this Global Note Certificate and (ii) consider such interests on the basis that such accountholders were the holders of this Global Note Certificate.

13.   Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Issuer Conditions.

14.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

15.   Governing law

      This Global Note Certificate is governed by, and shall be construed in accordance with, English law.

IN WITNESS whereof the Master Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MASTER ISSUER plc


By:   ............................................
      [manual or facsimile signature]
      (duly authorised)

ISSUED in London, England on 23 May, 2007.

AUTHENTICATED for and on behalf of CITIBANK, N.A.
as Registrar without recourse, warranty, or liability




.............................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ...................................................., being the registered holder of this Global Note Certificate, hereby transfers to
...............................................................................
...............................................................................
of ...........................................................................
...............................................................................
US$[amount] in principal amount of the US$[Initial Principal Amount] Series 2007-2 Class [1A1] [2A1] [3A1] [4A1] [1B1] [2B1] [3B1] [1M1] [2M1] [2C1] Notes
(the "Notes") of Granite Master Issuer plc (the "Master Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

Dated:........................................................................
...............................................................................

By:   ...................................
                        (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to $100,000 and integral multiples of $1,000 in excess thereof.

                                 [Final Terms]

                                  SCHEDULE 2
       FORM OF REG S GLOBAL NOTE CERTIFICATE FOR THE SERIES 2007-2 NOTES

[THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES(1)].

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. ("CDS") TO GRANITE MASTER ISSUER PLC ("THE ISSUER") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS AN INTEREST HEREIN. THIS CERTIFICATE IS ISSUED PURSUANT TO A MASTER LETTER OF REPRESENTATIONS OF THE ISSUER TO CDS, AS SUCH LETTER MAY BE REPLACED OR AMENDED FROM TIME TO TIME.

TRANSFERS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CDS OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF THE NOTES REPRESENTED BY THIS GLOBAL CERTIFICATE AND ANY BENEFICIAL INTEREST IN THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE, THE APPLICABLE SERIES INDENTURE AND THE NOTES REFERRED TO HEREIN. THE NOTES EVIDENCED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE ISSUER HAS NOT BEEN AND WILL NOT BE REGISTERED AS AN INVESTMENT COMPANY UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT").




---------------------------
(1) Legend for Reg S Notes deposited with Euroclear and Clearstream
    Luxembourg.

THE NOTES EVIDENCED HEREBY SHALL ONLY BE OFFERED, SOLD, DELIVERED, PLEDGED OR OTHERWISE TRANSFERRED TO OR HELD BY (A) (1) A PERSON THAT IS NOT A U.S. PERSON OUTSIDE THE UNITED STATES OR ANY OF ITS TERRITORIES OR POSSESSIONS IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT; AND (B) IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES, ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

THE NOTES EVIDENCED HEREBY SHALL NOT BE OFFERED, SOLD, DELIVERED, PLEDGED OR OTHERWISE TRANSFERRED TO A PERSON WHO IS AN INSURER DOMICILED IN THE STATE OF ARKANSAS, A HEALTH MAINTENANCE ORGANIZATION, FARMERS' MUTUAL AID ASSOCIATION OR OTHER ARKANSAS DOMESTIC COMPANY REGULATED BY THE ARKANSAS INSURANCE DEPARTMENT. ANY PERSON DESCRIBED IN THE FOREGOING SENTENCE WHO ACQUIRES A NOTE SHALL NOT BE ENTITLED TO RECEIVE ANY PAYMENTS THEREUNDER. THE INDIANA INSURANCE DEPARTMENT HAS STATED THAT INDIANA DOMESTIC INSURERS SHOULD CONTACT THE INDIANA INSURANCE DEPARTMENT BEFORE PURCHASING THE NOTES.

BY ITS ACCEPTANCE OF THE NOTES, EACH HOLDER OF THE NOTES SHALL BE DEEMED TO HAVE REPRESENTED TO THE ISSUER THAT (A) SUCH HOLDER (1) IS NOT A U.S. PERSON; AND (2) IS NOT PURCHASING THE NOTES IN THE UNITED STATES OR ANY OF ITS TERRITORIES OR POSSESSIONS; (B) IT IS NOT AN INSURER DOMICILED IN THE STATE OF ARKANSAS, A HEALTH MAINTENANCE ORGANIZATION, FARMERS' MUTUAL AID ASSOCIATION OR OTHER ARKANSAS DOMESTIC COMPANY REGULATED BY THE ARKANSAS INSURANCE DEPARTMENT; AND (C) IT IS ITS INTENT AND IT UNDERSTANDS IT IS THE INTENT OF THE ISSUER, FOR PURPOSES OF UNITED STATES FEDERAL INCOME, STATE AND LOCAL INCOME TAXES THAT THE NOTES BE TREATED AS OWNERSHIP INTERESTS IN DEBT, AGREES TO SUCH TREATMENT AND AGREES TO TAKE NO ACTION INCONSISTENT WITH SUCH TREATMENT.

IN CONNECTION WITH ANY TRANSFER OF THE NOTES, THE PROPOSED TRANSFEREE WILL BE REQUIRED TO DELIVER TO THE INDENTURE TRUSTEE SUCH CERTIFICATES, OPINIONS AND OTHER INFORMATION AS THE ISSUER (BASED ON THE WRITTEN ADVICE OF THE ISSUER'S COUNSEL) MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.(2)]






---------------------------
(2) Legend for Reg S Notes deposited with CDS

                           GRANITE MASTER ISSUER PLC
              (Incorporated with limited liability in England and
                    Wales with registered number 5250668)

         SERIES 2007-2 CLASS [1A2] [1A3] [2A2] [3A2] [4A2] [3B2] [3B3]
                         [3M2] [3M3] [2C2] [3C2] [3C3]
                           GLOBAL NOTE CERTIFICATE

                                 representing
        [Specified Currency and Initial Principal Amount] Series 2007-2
      Class [1A2] [1A3] [2A2] [3A2] [4A2] [3B2] [3B3] [3M2] [3M3] [2C2]
                     [3C2] [3C3] Notes due [2032]/[2054]


1.    Introduction

      This Global Note Certificate is issued in respect of the [Specified Currency and Initial Principal Amount] Series 2007-2 Class [1A2] [1A3] [2A2] [3A2] [4A2] [3B2] [3B3] [3M2] [3M3] [2C2] [3C2] [3C3] Notes due
      [2032]/[2054] (the "Notes") of Granite Master Issuer plc (the "Master Issuer") limited to the aggregate principal amount of

                [Initial Principal Amount - words and figures]

      The Notes are constituted by the Tenth Supplemental Issuer Trust Deed dated 23 May, 2007, are subject to, and have the benefit of, a trust deed dated 19 January, 2005 (as amended or supplemented from time to time, the "Issuer Trust Deed") between the Master Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated 19 January, 2005 (as amended or supplemented from time to time, the "Issuer Paying Agent and Agent Bank Agreement") between the Master Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Issuer Conditions (or to any particular numbered Condition) shall be to the Issuer Conditions (or that particular one of them) set out in Schedule 3 to the Issuer Trust Deed as supplemented and modified by the Final Terms applicable to the Notes (the "Final Terms"), attached hereto. In the event of any conflict between the Issuer Conditions and the information in the Final Terms, the Final Terms will prevail.

3.    Registered Holder

      This is to certify that:

                       [CITIVIC NOMINEES LTD./CDS & CO.]

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of

                [Initial Principal Amount - words and figures]

      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Global Note Certificate and the Issuer Conditions, the Master Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [Initial Principal Amount] on the Final Maturity Date (or on such earlier date as such principal amount may become repayable in accordance with the Issuer Conditions or the Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the common depositary for [CDS/Euroclear and Clearstream, Luxembourg] of this Global Note Certificate) in arrear on each Note Payment Date at the rates determined in accordance with the Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Issuer Conditions and the provisions of the Issuer Trust Deed.

5.    Exchange for Individual Note Certificates

      This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("Individual Note Certificates") in substantially the form (subject to completion) set out in Schedule 2 to the Issuer Trust Deed only if (i) [both] [CDS/Euroclear and Clearstream, Luxembourg] [is/are] closed for a continuous period of 14 days (other than by reason of a holiday, statutory or otherwise) or announce an intention to permanently cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date (as defined in the Final Terms), the Master Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.    Delivery of Individual Note Certificates

      Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, [CDS/Euroclear and/or Clearstream, Luxembourg], to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office (as defined in the Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Issuer Paying Agent and Agent Bank

      Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.    Conditions apply

      Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.    Determination of Entitlement

      This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

10.   Authentication

      This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

11.   Note Trustee's Powers

      In considering the interests of Noteholders in circumstances where this Global Note Certificate is held on behalf of DTC, CDS, Euroclear and/or Clearstream, Luxembourg, the Note Trustee may, to the extent it considers it appropriate to do so in the circumstances, (i) have regard to such information as may have been made available to it by or on behalf of the relevant clearing system or its operator as to the identity of its accountholders (either individually or by way of category) with entitlements in respect of this Global Note Certificate and (ii) consider such interests on the basis that such accountholders were the holders of this Global Note Certificate.

12.   Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Issuer Conditions.

13.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

14.   Governing law

      This Global Note Certificate is governed by, and shall be construed in accordance with, English law.

IN WITNESS whereof the Master Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MASTER ISSUER plc


By:  ...........................................
     [manual or facsimile signature]
     (duly authorised)

ISSUED in London, England on 23 May, 2007.

AUTHENTICATED for and on behalf of CITIBANK, N.A.
as Registrar without recourse, warranty, or liability




...........................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ...................................................., being the registered holder of this Global Note Certificate, hereby transfers to
...............................................................................
...............................................................................
of ...........................................................................
...............................................................................
[Specified Currency][amount] in principal amount of the [Specified Currency and Initial Principal Amount] Series 2007-2 Class [1A2] [1A3] [2A2] [3A2]
[4A2] [3B2] [3B3] [3M2] [3M3] [2C2] [3C2] [3C3] Notes (the "Notes") of Granite
Master Issuer plc (the "Master Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.



Dated:  .........................................

By:     .........................................
                                (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to (euro)100,000 and integral multiples of (euro)1,000 in excess thereof, or (GBP)100,000 and integral multiples of (GBP)1,000 in excess thereof in excess thereof, as applicable.

                                 [Final Terms]

                                  SCHEDULE 3
                TERMS AND CONDITIONS OF THE SERIES 2007-2 NOTES



                                      25